CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.1 Redacted
BILLING SERVICES AND LICENSE AGREEMENT

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.1 Redacted
CONTENTS

SECTION 1.	GRANT	1
A.	Subscription	1
B.	***	1
SECTION 2.	***	2
SECTION 3.	TERM	2
A.	Implementation Period	2
B.	***	2
C.	***	2
D.	***	2
SECTION 4.	INTELLECTUAL PROPERTY; LIMITATIONS ON USE	3
SECTION 5.	CONFIDENTIALITY	3
SECTION 6.	WARRANTIES	4
SECTION 7.	IMPLEMENTATION AND TRAINING	4
A.	Implementation	4
B.	Training	4
C.	Additional Training	5
D.	Out-of-Pocket Expenses	5
SECTION 8.	FEES	5
A.	Implementation Period ***	5
B.	VBOSS Solution *** Fees	6
C.	*** Fees	6
D.	Payment Terms	6
E.	Test Server Fees	6
F.	***	6
G.	Taxes	6
SECTION 9.	MAINTENANCE AND OTHER SERVICES	6
A.	Technical Support Services	6
B.	Customizations	6
C.	Premise Based Services -- Cooperation	7
D.	***	7

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

i

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.1 Redacted

E.	Software Services	7
F.	Roaming Distribution	7
G.	Print and Mail Services	7
H.	Premise Based Services-- Hardware/Software	7
I.	***	8
J.	VBOSS Solution	8
K.	Implementation Services	8
L.	Gap Analysis	8
M.	***	8
N.	Advanced Solutions	8
O.	Federal Regulations and Industry Standards	8
P.	No Viruses, Etc	9
Q.	Date Compliance	9
SECTION 10.	LIMITATION OF LIABILITY	9
SECTION 11.	INFRINGEMENT INDEMNITY	9
SECTION 12.	NO TRANSFER OR EXPORT	10
SECTION 13.	ESCALATIONS AND DISPUTES	10
A.	Escalations	10
B.	Disputes	10
SECTION 14.	DEFAULT AND TERMINATION	11
SECTION 15.	GENERAL	11
SECTION 16.	NOTICES	13

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

ii

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.1 Redacted
BILLING SERVICES AND LICENSE AGREEMENT
     BILLING SERVICES AND LICENSE AGREEMENT (this “Agreement”) dated as of the Effective Date defined below, between VeriSign, Inc., (“VeriSign”), a Delaware corporation, and Rural Cellular Corporation, a Minnesota corporation (“Customer” or “RCC”).
     WHEREAS, Customer and VeriSign are the current parties in interest to a License Agreement dated February 12, 1999 by and between VeriSign and RCC Holdings, permitted assigns, as such License Agreement was previously amended (the “1999 Agreement”); and
     WHEREAS, Customer desires to obtain from VeriSign certain billing and support services and a limited nonexclusive license to use VeriSign’s Billing & OSS system and customer relationship management software *** (the “Licensed Software”) as described below; and
     WHEREAS, VeriSign desires to license the Licensed Software to Customer and provide such billing and support services upon the terms and conditions set forth in this Agreement;
     NOW, THEREFORE, in consideration of the above declarations and the covenants and conditions set forth in this Agreement, the parties agree as follows:
SECTION 1. GRANT
     In consideration of the payments described in Section 8, Exhibit A and elsewhere in this Agreement, VeriSign agrees to provide the services described in this Agreement (the “Services”) and also hereby grants to Customer a nontransferable *** nonexclusive license to use the Licensed Software during the Term of this Agreement.
     A. Subscription
     As used in this Agreement, “Active Subscription” means ***
     For purposes of this definition, the following additional definitions shall apply:
     “Active” means the subscription is getting services from the network and the billing system.
     “Disconnected” means a subscription is completely de-provisioned from the network, and is not active in the system.
     “Suspended” means the subscription might be temporarily blocked on some of the network activities, but has not been Disconnected; ***
     B. ***
     ***

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.1 Redacted
(i) ***
(ii) ***
(iii) ***
(iv) ***
SECTION 2. ***
     ***
SECTION 3. TERM
     The Term of this Agreement will commence on the date on which this Agreement is executed by both parties (the “Effective Date”) and will continue for five (5) years *** (the “Term”).
     A. Implementation Period
     The implementation period (the “Implementation Period”) shall commence on the Effective Date and expire on ***
     B. ***
     ***
     C. ***
     ***
     D. ***
     ***
(i) ***
(ii) ***
(iii) ***
(iv) ***
(v) ***

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.1 Redacted
SECTION 4. INTELLECTUAL PROPERTY; LIMITATIONS ON USE
     A. Customer acknowledges and agrees that VeriSign retains all rights and title (including any patent, copyright, trademark and other rights) in and to the Licensed Software, including without limitation all modifications, enhancements, configurations, upgrades, and Customizations (as defined below) to the Licensed Software.
     B. For each of the Licensed Software utilized by Customer for which Customer does not elect to have VeriSign provide Hardware and Software Hosting Services, the following provisions of this Section 4.B shall apply. Customer shall use the Licensed Software only on central processing units provided or designated by VeriSign (each a “Designated CPU”). In the event a Designated CPU fails, Customer may use the Licensed Software on another central processing unit at the same location upon notification to VeriSign. Customer may make one backup copy of the Licensed Software only for its own backup purposes, which copy must display the copyright notice and information relating to the proprietary rights as they appear in the Licensed Software. Customer shall not sublicense, decompile, disassemble, or reverse engineer any portion of the Licensed Software. Customer shall not make any modifications or additions to the Licensed Software or derivative works of the Licensed Software without the prior written consent of VeriSign. Customer shall not allow the Licensed Software to be used for time-sharing or service bureau, or any similar purpose. Except as otherwise expressly permitted herein, Customer will not make available any copy of the Licensed Software, in whole or in part, whether modified or not, to any other individual or entity.
     C. ***
SECTION 5. CONFIDENTIALITY
     Both parties acknowledge that they may receive Confidential Information of the other party, including, but not limited to, the other’s proprietary or business information, the other’s trade secrets, the Licensed Software, Customer’s subscriber information, and other vital data on the Customer’s business. Customer and VeriSign will use efforts not less than the efforts and means that it uses to protect its own confidential and proprietary information of a similar nature, but in any event not less than reasonable care, to prevent the disclosure of such information to any third party and to protect the confidentiality of Confidential Information. As used in this Agreement, “Confidential Information” means (a) any written information received from the other party which is marked or identified as confidential and including but not limited to, that which relates to the number of subscribers of Customer, or the terms and provisions of this Agreement, including, without limitation, the pricing terms set forth in or related to this Agreement; and (b) any non-written information received from the other party which is verbally identified as confidential and proprietary; and (c) any information which should reasonably be deemed confidential based upon the nature of the information and the circumstances surrounding its disclosure, whether or not identified as such in writing or otherwise. For purposes of example only, information covered by the preceding clause (c) would include, without limitation, personally identifiable information of Customer’s subscribers, customer proprietary network information or CPNI (as defined by FCC rules and regulations) of Customer’s subscribers, Customer’s business and operation roadmaps and strategies and Customer’s billing system

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.1 Redacted
configuration. Customer and VeriSign will use Confidential Information received from the other party only to perform their respective obligations under this Agreement. Notwithstanding the foregoing, the provisions of this Section 5 will not prevent either Customer or VeriSign from disclosing its own Confidential Information or from disclosing Confidential Information of the other party hereto which is (a) already known by the recipient party without an obligation of confidentiality; (b) publicly known or becomes publicly known through no unauthorized act of the recipient party; (c) rightfully received from a third party that is not subject to any legally binding restrictions on disclosure or (d) required to be disclosed pursuant to a requirement of a governmental agency or law or pursuant to a subpoena or other legal process; provided that the disclosing party immediately provides the other party with notice (if permitted) of such requirement prior to any such disclosure in order to permit such other party, at its expense, to seek an appropriate protection order or other similar remedy. This provision shall survive the termination or expiration of this Agreement.
SECTION 6. WARRANTIES
     A. VeriSign represents and warrants that (i) it has the corporate power and authority *** necessary to grant this License to Customer and provide the services set forth in this Agreement; and (ii) at the time of delivery, the Licensed Software will be free from material errors. The warranties set forth above are inapplicable to and exclude any defect, damage or malfunction resulting from (i) misuse, negligence or unauthorized repair by Customer or its agents or (ii) failure by Customer to follow installation, operating or repair manuals and instructions provided to Customer by VeriSign. Customer’s sole and exclusive remedy for warranty claims shall be correction or re-performance of the services within forty five days, or if VeriSign is unable to correct or re-perform, termination pursuant to Section 16 and the ability to seek recovery of damages hereunder. THE FOREGOING WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY AND NON-INFRINGEMENT.
     B. ***
SECTION 7. IMPLEMENTATION AND TRAINING
     A. Implementation
     Following execution of this Agreement, VeriSign shall provide implementation and migration services as set forth in Exhibit E attached hereto (the “Implementation Services”). ***
     B. Training
     VeriSign shall provide the training as described below (“Training”). As part of initial installation, VeriSign shall provide Customer initial training in the operation and use of the Licensed Software at the Customer’s offices or other mutually agreed upon location. VeriSign shall provide training materials, including workbooks with multimedia CD’s (such CDs only for

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.1 Redacted
VBOSS), and VeriSign’s training preparation shall be performed*** Training shall consist of the following:
Orientation
Customer Care
Point of Sale
Inventory
Airtime and Roaming
System Administration
Security and Permissions
Collections
Payments and Adjustments
Interpreting Reports
     C. Additional Training
     Upon reasonable notice, any additional training (including training associated with upgrades, customizations, and the addition of new markets) requested by Customer *** Web based training ***
     D. Out-of-Pocket Expenses
     Customer shall reimburse VeriSign for out of pocket expenses incurred by actual training personnel, such as travel, meals and lodging incurred by actual training personnel of VeriSign in connection with any initial, follow-up or additional training provided to Customer, provided such expenses have been approved by Customer in advance.
     SECTION 8. FEES
     In consideration for the Licensed Software and the maintenance and other services provided by VeriSign hereunder, Customer shall pay VeriSign the following fees:
     A. Implementation Period ***
     During the Implementation Period *** RCC shall pay *** License Fee, Implementation Fee, Hardware/Software Fees ***
     License Fee. The License Fee shall be due and payable ***
     Implementation Fee. ***
     ***
     Hardware/Software Fee. ***
     ***

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.1 Redacted
     B. VBOSS Solution *** Fees
     ***
     C. *** Fees
     ***
     D. Payment Terms
     Payment terms shall be net thirty (30) from date of invoice for all fees and charges. Interest may be charged by VeriSign for overdue fees and charges at the rate of one and one-half percent (1.5%) per month or the maximum amount allowed by law, whichever is less, commencing with the date payment was due.
     E. Test Server Fees
     ***
     F. ***
     ***
     G. Taxes
     All fees payable under this Agreement are exclusive of tax. Customer shall pay any tax, including sales, use, value-added, goods and services, or similar taxes imposed as a result of the provision of the Services or Licensed Software pursuant to this Agreement. Customer shall pay any tax, including sales, use, value-added, goods and services, or similar taxes imposed on Hardware/Software Fees, or on the sale of goods, in excess of any such taxes already paid by VeriSign on such Hardware, Software, or goods. If Customer claims exemption from taxation, it shall submit an exemption certificate to VeriSign. Each party shall be responsible for taxes based on their respective property or net income, and shall be responsible for their respective franchise taxes. Each party shall be responsible for the withholding, remittance, and reporting of payroll taxes relating to their respective employees.
SECTION 9. MAINTENANCE AND OTHER SERVICES
     A. Technical Support Services
     The fees described in Section 8 cover telephone support ***
     B. Customizations
     The monthly fees do not cover modifications to the Licensed Software made on behalf of Customer *** (collectively “Customizations”). *** Requests for customization services will be managed by VeriSign’s Advance Solutions group. VeriSign shall not be responsible for

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.1 Redacted
maintenance or support of any portion of the Licensed Software affected by unauthorized modifications, additions, or derivative works made by the Customer. ***
     C. Premise Based Services — Cooperation
     Customer will provide VeriSign with reasonable cooperation and will afford to the representatives of VeriSign access, during Customer’s normal business hours, to Customer’s premises sufficient to enable VeriSign to inspect, repair, replace or remove any equipment or other assets of VeriSign installed or otherwise present on Customer’s premises.
     D. ***
     ***
     E. Software Services
     The fees described in Section 8 cover all updates and modifications (software releases) which VeriSign furnishes without extra charge to all licensees of the Licensed Software.
     F. Roaming Distribution
     VeriSign shall provide roaming distribution for Customer ***
     G. Print and Mail Services
     ***
     H. Premise Based Services— Hardware/Software
     *** The initial computer equipment and software recommended by VeriSign shall only include enough memory (RAM) and disk drive space to provide online retrieval *** of call detail and *** of account level detail inclusive of memos and work orders based upon the volumes forecasted by the Customer as of Effective Date. This equipment shall include the Designated CPU; tape drive devices; I/O terminal device server for remote offices; a high-speed modem for maintenance communications; and any adjunct processors needed for communication to or from the switch for call collection and/or service provisioning or any point-of-sale equipment. *** VeriSign shall be responsible for arranging, at Customer’s expense (for Customer’s hardware), for the maintenance, repair, upgrades and replacement of any of the foregoing computer equipment during the Term of this Agreement. Customer will be responsible for the actual costs of purchasing the equipment and services described above and all required software tools,*** Additional charges may apply for reasonable expenses relating to staging and configuration, travel, lodging and meals. Customer will be responsible for all applicable hardware and software maintenance costs during the Term of this agreement. Customer will be responsible for insuring its owned equipment other than that equipment housed at Service Bureau. All costs arising from the maintenance, repair or replacement of any computer equipment supplied by VeriSign to Customer pursuant to this Agreement shall be the responsibility of the Customer. ***

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.1 Redacted
     I. ***
     ***
     J. VBOSS Solution
     ***(the “VBOSS Solution”). The VBOSS Solution would include the hardware and software set forth in Section III.B of Exhibit A.***
     K. Implementation Services
     VeriSign will provide implementation and related services (the “Implementation Services”)*** VeriSign shall, with RCC’s cooperation and involvement, be primarily responsible for monitoring and reporting on VeriSign’s progress in implementing the Services pursuant to this Agreement. Such monitoring and reporting shall include, without limitation, managing and maintaining all jointly defined schedules, action lists, issues lists, and daily and weekly status reporting and meeting facilitation. The date that such Implementation Services are complete according to the completion criteria set forth in Exhibit E, shall be defined as the “Implementation Completion Date.”
     L. Gap Analysis
      ***  VeriSign and RCC shall cooperate in performing a functional differences analysis (a “Gap Analysis”) ***
     M. ***
     ***
     N. Advanced Solutions
     VeriSign’s Advanced Solutions Group provides solutions and services that are offered to licensees of the Licensed Software for an additional charge. Customer change requests or addon software modules or solutions to Licensed Software may be made pursuant to a mutually agreed upon statement of work. ***
     O. Federal Regulations and Industry Standards
     The parties shall consult and cooperate with each other in order to facilitate compliance with each party’s legal requirements. Such cooperation shall include, without limitation, a party notifying the other party as soon as it has cause to believe that such other party is not in full compliance with its legal requirements, and jointly developing a plan for achieving such compliance. *** All fees and charges assessed by any third party, including without limitation, state and local governments, that are beyond the control of VeriSign will be passed through to Customer.

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.1 Redacted
     P. No Viruses, Etc.
     VeriSign agrees that at the time of delivery, the Licensed Software will not contain any Trojan-horses, anomalies, worms, viruses, self-destruct mechanisms, time bombs or the like which are intended to interfere with Customer’s use of the Licensed Software.
     Q. Date Compliance
     VeriSign agrees that the Licensed Software will be capable of recording and maintaining all dates in a format which will allow a date value of at least 2050 (i.e., the Licensed Software will be the equivalent of Year 2000 compliant through 2050).
     SECTION 10. LIMITATION OF LIABILITY
     A. ***
(i) ***
(ii) ***
     B. ***
(i) ***
(ii) ***
SECTION 11. INFRINGEMENT INDEMNITY
     VeriSign shall defend, indemnify and hold harmless Customer (including its directors, officers, employees and agents) from and against any and all claims, liabilities, damages, costs and expenses (including, but not limited to, reasonable attorneys’ fees) arising out of any third party claim (a) alleging that the Licensed Software, used within the scope of the license granted herein, or the Services infringe, violate or misappropriate any copyright, trademarks, service marks, trade dress, trade names, corporate names, proprietary logos or identifiers, any patent granted under United States law, or constitutes an unlawful disclosure, or use, violation or misappropriation of any party’s trade secrets or intellectual property or proprietary right. VeriSign will bear the expense of such defense and pay any damages and attorneys’ fees finally awarded by a court of competent jurisdiction which are attributable to such claim, provided that Customer notifies VeriSign promptly in writing of the claim, allows VeriSign to fully direct the defense or settlement of such claim, and provides reasonable cooperation. VeriSign will not be responsible for any settlement or compromise made without its written consent. ***

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.1 Redacted
SECTION 12. NO TRANSFER OR EXPORT
     *** Customer shall not assign, sublicense, or otherwise transfer, in whole or in part, this Agreement, the Licensed Software or any license or right or obligation hereunder, and Customer shall not permit any such assignment, sublicense, or other transfer without VeriSign’s written consent. Customer shall not export the Licensed Software outside of the United States without the prior written consent of VeriSign.
SECTION 13. ESCALATIONS AND DISPUTES
     A. Escalations
     Both parties agree to use commercially reasonable efforts to comply with their respective requirements identified in the Implementation SOS within the time specified therein. If any task is not completed by its scheduled date, the parties agree to the following escalation schedule and will seek timely and effective resolution.
Initial delay – 1-3 days
Customer Implementation Project Manager
VeriSign Project Manager
Extended delay – 4-7 days
Customer Billing Manager
VeriSign Site Implementations Manager
Critical delays – beyond 7 days
Customer Senior Director of MIS
VeriSign Vice President of Software Development and Architecture
     Initial resolution attempts at each level will be attempted by conference calls prior to the implementation of higher level escalation. The parties agree to have appropriate representation for resolution.
     Delays beyond 7 days that are not resolved at the levels above will be escalated to VeriSign Vice President of Billing.
     B. Disputes
1. ***
***
2. ***
***

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.1 Redacted
          3. Good Faith Resolution.
     The parties to this Agreement shall use their best efforts in good faith to settle any dispute with respect to the terms and conditions of this Agreement, or any subject matter referred to in or governed by this Agreement, between their respective managers and/or officers *** from the date such dispute is claimed. If settlement cannot be reached within *** and the parties cannot agree to (a) extend such period, or (b) settle such dispute through a mutually agreed form of alternative dispute resolution involving a disinterested third party, then each party may pursue any available remedies at law or in equity.
SECTION 14. DEFAULT AND TERMINATION
     A. In the event that either Customer or VeriSign materially defaults in the performance of any of its obligations hereunder, which default shall not be substantially cured within *** after written notice is given to the defaulting party specifying the default or, with respect to any default which cannot be reasonably cured within *** if the defaulting party fails to proceed within *** to commence curing said default and thereafter to proceed expeditiously to substantially cure the same, then the party not in default may, by giving written notice thereof to the defaulting party, terminate this Agreement as of a date specified in such notice of termination, which date shall be no earlier than the date of such notice.
     B. Upon termination of this Agreement pursuant to this Section 14 *** any and all licenses granted hereunder shall cease and Customer shall promptly return or destroy the Licensed Software and return to VeriSign (at Customer’s expense) any related materials, equipment or other assets owned by VeriSign and used to provide the services hereunder. Customer shall furnish VeriSign with a written certificate stating that the original Licensed Software and any backup copies of the Licensed Software in the Customer’s possession have been destroyed. In addition, VeriSign will return to Customer (at Customer’s expense) any equipment or other assets owned by Customer that are held by VeriSign. *** The following provisions will survive any termination or expiration of this Agreement: ***
SECTION 15. GENERAL
     A. This Agreement supersedes all prior oral or written representations or communications between the parties and constitutes the entire understanding between the parties with respect to the subject matter of this Agreement.
     B. Neither party may assign or delegate this Agreement or any of its licenses, rights or duties under this Agreement, directly or indirectly, by operation of law or otherwise, without the prior written consent of the other party,*** Upon any attempted prohibited assignment or delegation, this Agreement will automatically terminate. Any attempted prohibited assignment or delegation shall be null and void. Subject to the terms of this section, this Agreement will inure to the benefit of, and will be binding upon, each Party’s successors and permitted assigns.
     C. This Agreement shall not be changed, modified or amended except by written agreement of the parties executed by their authorized representatives.

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.1 Redacted
     D. Neither the failure nor the delay in exercising any right, power or privilege under this Agreement will operate as a waiver of such right, power or privilege and no single or partial exercise of any such right, power or privilege by VeriSign will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege under this Agreement. No waiver by either party of any default or breach by the other party of any provision of this Agreement will operate as or be deemed a waiver of any subsequent breach or default. If any provisions of this Agreement are held invalid or unenforceable, the validity and enforceability of the remaining provisions shall in no way be affected or impaired thereby.
     E. Each party hereto covenants that it will cause each of its controlled affiliates and their respective directors, officers, employees, agents and representatives to comply with all of the provisions of this Agreement.
     F. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall be considered one and the same instrument.
     G. This Agreement will be governed by the laws of the Commonwealth of Virginia irrespective of its choice of law principles. The Parties agree that jurisdiction and venue for any matter arising out of or pertaining to this Agreement shall be proper only in the state and federal courts located in Fairfax County and the Eastern District of the Commonwealth of Virginia, United States of America.
     H. The relationship of the parties is that of a service provider and client. Nothing herein is intended or will be construed to establish any agency, partnership or joint venture relationship between the parties.
     I. Neither party shall issue a press release or otherwise advertise, make a public statement, or disclose to any third party information pertaining to the relationship arising under this Agreement, the existence or terms of this Agreement, the underlying transactions between VeriSign and Customer, or referring to the other party in relation to this Agreement without the other party’s prior written approval.
     J. Neither party shall be deemed in default hereunder, nor shall it hold the other party responsible for, any cessation, interruption or delay in the performance of its obligations hereunder (with the exception of payment obligations) due to any causes or conditions which are beyond such party’s reasonable control and which such party is unable to overcome by the exercise of reasonable diligence.
     K. The parties hereto are sophisticated and have had the opportunity to be represented by lawyers throughout the negotiation of this Agreement. As a consequence, the parties agree that the presumptions of any laws or rules relating to the interpretation of contracts against the drafter of any particular clause should not be applied in this case and therefore waive their effects.
     L. Unless mutually agreed to by the parties in writing, each party agrees not to hire, or solicit the employment of, the other party’s personnel, agents, contractors or consultants

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.1 Redacted
associated with the services provided under this Agreement, during the Term and for a period of *** thereafter.
     M. Upon request, VeriSign will provide annual SAS-70 audit reports to Customer, and provide reasonable cooperation and follow-up relating thereto. Specifically, VeriSign will provide, at no additional cost, reasonable assistance, reasonable information and reasonable access to VeriSign personnel as may be required to meet Customer’s obligations under applicable laws (including those relating to accounting, governance, telecommunications and securities law matters and specifically including reports and information related to executable changes, tracking access to the System, change control management). VeriSign will provide, at no additional cost, an annual high-level schematic representing the architecture, software and technologies employed by VeriSign in delivering the Services. The parties agree to maintain records relating to this Agreement in accordance with their respective standard record retention policies. The parties agree to cooperate with each other in good faith with respect to Sarbanes-Oxley, securities regulations, and the like.
     N. ***
SECTION 16. NOTICES
     Notices under the terms of this Agreement will be in writing and will be given or made by delivery in person, by courier service, by facsimile or by registered or certified mail (postage prepaid, return receipt requested). Notices under Section 14 shall be effective on the date received. Other notices will be effective on the first business day following receipt thereof. Notices sent by registered or certified mail shall be deemed received on the date of delivery as indicated on the return receipt; notices sent by facsimile will be deemed received on the date transmitted. Either party may change its address and the related information for notice by written notice given to the other party in accordance with this paragraph.

To VeriSign:	VeriSign
222 West Oglethorpe Ave Savannah, GA 31401 ***

To Customer:	Rural Cellular Corporation
3905 Dakota Street SW Alexandria, MN 56308-2000 ***

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.1 Redacted
     Customer and VeriSign each represents that it has read this Agreement and understands and agrees to all terms and conditions stated herein.

VERISIGN, INC.	RURAL CELLULAR CORPORATION

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.1 Redacted
Exhibit A
***
     I. ***
***
     II. ***
***
A. ***
***
B. ***
***
     III. ***
A. ***
***
B. ***
***

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

1

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.1 Redacted
Exhibit B
***
***

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

1

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.1 Redacted
Exhibit C
VeriSign Billing & OSS
     VeriSign Billing & OSS system (“VBOSS Solution”) is a billing and customer management product, together with related service as described below, which allows a customer to support and bill the wireless delivery of next generation communication commerce, and content services. VBOSS Solution offers processing of voice and data events, integration of payment methods, ready-to-sell content, content management, secure commerce payments, flexible component based and rules-based architecture, web-based access, and comprehensive customer care.
***

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

1

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.1 Redacted
Proprietary and Confidential
Exhibit D
***
***

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

1

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.1 Redacted
Exhibit E
Implementation Statement of Services
For
Rural Cellular Corporation
***
1.0 Purpose
***
2.0 Project Overview
***
3.0 Assumptions
     VeriSign has developed this Statement of Services based on the following project assumptions within these major areas:
     PROJECT
     ***
     MILESTONE DELIVERABLES
     ***
     HARDWARE
     ***
     TESTING
     ***
     MARKET BUILD AND OPERATIONS
     ***
     SWITCH INTERFACES
     ***
4.0 SOFTWARE
***

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

1

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.1 Redacted
5.0 TRAINING
***
6.0 IMPLEMENTATION SERVICES
***
7.0 IMPLEMENTATION SERVICES COMPLETION CRITERIA
***

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

2